UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2021

RESOURCE REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 000-55430

Maryland (State or other jurisdiction of incorporation or organization)	80-0854717 (I.R.S. Employer Identification No.)

1845 Walnut Street, 17th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01.Financial Statements and Exhibits.

As previously disclosed in the Current Report on Form 8-K of Resource REIT, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) on January 29, 2021, Resource Real Estate Opportunity REIT, Inc. (“REIT I”) and Resource Apartment REIT III, Inc. (“REIT III”) each merged with and into a wholly-owned subsidiary of the Company (the “Mergers”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the SEC on January 29, 2021, to provide the required financial information related to the Mergers.

(a)  Financial Statements.

The audited financial statements of REIT I as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 and the audited financial statements of REIT III as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are included in this Current Report on Form 8-K/A as Exhibit 99.1 and Exhibit 99.2, respectively.

(b) Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

(c) Exhibits.

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm, regarding Resource Real Estate Opportunity REIT, Inc.
23.2	Consent of Grant Thornton LLP, independent registered public accounting firm, regarding Resource Apartment REIT III, Inc.
99.1	Audited consolidated financial statements of Resource Real Estate Opportunity REIT, Inc. as of and for the year ended December 31, 2020
99.2	Audited consolidated financial statements of Resource Apartment REIT III, Inc. as of and for the year ended December 31, 2020
99.3	Unaudited pro forma condensed consolidated financial information of Resource REIT, Inc. as of and for the year ended December 31, 2020

Forward-Looking Statements

Certain statements included in this Report are forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expects,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will” and “would” or the negative of these terms or other comparable terminology.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risk that the Company will be unsuccessful in its transition to a self-managed REIT.  In addition, the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, results of operations, cash flows and performance of the Company, particularly its ability to collect rent, the personal financial condition of its tenants and their ability to pay rent, and the real estate market and the global economy and financial markets remains a risk to the Company. The extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Actual results may differ materially from those contemplated by such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances after the date of this report, except as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE REIT, INC.

Dated: April 8, 2021	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer and President